SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 27, 2010

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On October 27, 2010, the Board of Trustees of Washington Real Estate Investment Trust (the “Trust”) adopted a formal executive stock ownership policy for executive officers of the Trust. The policy formalizes and effectuates stock ownership guidelines previously adopted by the Board on February 18, 2010.

The executive stock ownership policy requires each executive to retain an aggregate number of common shares of the Trust having a market value at least equal to a specified multiple of such executive’s annual base salary. The applicable multiples of base salary required to be held are as follows:

CEO: 3 times

Executive Vice President: 2 times

Senior Vice President/Managing Director: 1 time

The policy requires that each executive attain the level set forth above within five years after his or her date of employment with the Trust or February 18, 2015 (which is five years after the commencement of this policy on February 18, 2010), whichever is later. The aggregate number of shares required to be held by each executive in office on February 18, 2010, was determined based on the market value of common shares for the 60 trading days prior to such date. For executives hired or promoted in the future, the aggregate number of shares or additional shares required to be held by such executive will be determined based on the market value of common shares on the 60 trading days prior to the date of such hiring or promotion, as applicable. Once established, an executive’s share ownership goal will not change because of changes in his or her base salary or fluctuations in the Trust’s common share price.

The policy also contains additional terms and conditions, including an interim ownership requirement for executives during the transition period to the full requirements. Under the interim ownership requirement, executives subject to the policy as of February 18, 2010 must achieve 50% of their share ownership goal by August 18, 2012.

A copy of the executive stock ownership policy is attached hereto at Exhibit 10.31. The terms and conditions of such policy are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits

10.31	Executive Stock Ownership Policy, adopted October 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Executive Vice President Accounting,
Administration and Corporate Secretary

November 2, 2010
(Date)

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